Exhibit 4.1
Execution Version

Twelfth Supplemental Indenture
Dated as of November 18, 2010
Supplement to the Amended and Restated Indenture
Dated as of April 22, 2005

PACIFIC GAS AND ELECTRIC COMPANY
Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
Trustee

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     TWELFTH SUPPLEMENTAL INDENTURE, dated as of November 18, 2010 (this “Twelfth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (the “Company” or the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association organized and existing under the laws of the United States of America (formerly known as The Bank of New York Trust Company, N.A.), as Trustee under the Indenture (as hereinafter defined) (the “Trustee”).
RECITALS OF THE COMPANY
     A. The Company and the Trustee are parties to that certain Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of March 13, 2007 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of December 4, 2007 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 3, 2008 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of October 21, 2008 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of November 18, 2008 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of March 6, 2009 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of June 11, 2009 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of November 18, 2009 (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of April 1, 2010 (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of September 15, 2010 (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture, dated as of October 12, 2010 (the “Eleventh Supplemental Indenture”) and this Twelfth Supplemental Indenture (this “Twelfth Supplemental Indenture,” and together with the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, the “Indenture”), which supplements, amends and restates that certain Indenture of Mortgage, dated as of March 11, 2004, as supplemented by the First Supplemental Indenture thereto, dated as of March 23, 2004 and the Second Supplemental Indenture thereto, dated as of April 12, 2004, providing for the issuance by the Company of an unlimited number of series of Bonds (as defined in the Base Indenture) from time to time.
     B. Under the Base Indenture, the Company is authorized to establish one or more series of Bonds at any time in accordance with and subject to the provisions of the Base Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.
     C. Pursuant to the Eighth Supplemental Indenture, the Company authorized the issuance of the 5.40% Senior Notes (as defined below).
     D. Section 201 of the Eighth Supplemental Indenture provides that the 5.40% Senior Notes may be reopened, from time to time, for issuances of additional Bonds of such series, and any additional Bonds issued and comprising 5.40% Senior Notes shall have identical terms as the

5.40% Senior Notes, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.
     E. Pursuant to the Tenth Supplemental Indenture, the Company authorized the issuance of the 3.50% Senior Notes (as defined below).
     F. Section 201 of the Tenth Supplemental Indenture provides that the 3.50% Senior Notes may be reopened, from time to time, for issuances of additional Bonds of such series, and any additional Bonds issued and comprising 3.50% Senior Notes shall have identical terms as the 3.50% Senior Notes, except that the issue price, issue date and, in some cases, the first Interest Payment Date may differ.
     G. The execution and delivery of this Twelfth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Base Indenture).
     H. Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Base Indenture) pursuant to Section 13.03 of the Base Indenture, together with the documents required under Article V of the Base Indenture.
     I. The Company has done all things necessary to make this Twelfth Supplemental Indenture a valid agreement of the Company, in accordance with its terms.
     NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and for the equal and proportionate benefit of Holders of the 5.40% Senior Notes and the 3.50% Senior Notes with respect to all provisions herein applicable to such series of notes, as follows:
ARTICLE I
DEFINITIONS
     Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Indenture. The following additional terms are hereby established for purposes of this Twelfth Supplemental Indenture and shall have the meanings set forth in this Twelfth Supplemental Indenture only for purposes of this Twelfth Supplemental Indenture:
     “3.50% Senior Notes” has the meaning set forth in Article III hereto.
     “5.40% Senior Notes” has the meaning set forth in Article II hereto.

     The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Twelfth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

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ARTICLE II
REOPENING OF 5.40% SENIOR NOTES
     Pursuant to Section 201 of the Eighth Supplemental Indenture, the twenty-ninth series of Bonds designated as the “5.40% Senior Notes due January 15, 2040” (the “5.40% Senior Notes”) is reopened and additional Bonds comprising part of such series shall be issued in the aggregate principal amount of $250,000,000 and shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit A hereto. As a result of the further issuance of $250,000,000 aggregate principal amount of Bonds of the twenty-ninth series on November 18, 2010, the issued amount of Bonds of such series now totals $800,000,000.
ARTICLE III
REOPENING OF 3.50% SENIOR NOTES
     Pursuant to Section 201 of the Tenth Supplemental Indenture, the thirtieth series of Bonds designated as the “3.50% Senior Notes due October 1, 2020” (the “3.50% Senior Notes”) is reopened and additional Bonds comprising part of such series shall be issued in the aggregate principal amount of $250,000,000 and shall be issued in the form of one or more Global Bonds in substantially the form set forth in Exhibit B hereto. As a result of the further issuance of $250,000,000 aggregate principal amount of Bonds of the thirtieth series on November 18, 2010, the issued amount of Bonds of such series now totals $800,000,000.
ARTICLE IV
MISCELLANEOUS
     SECTION 401 Application of Twelfth Supplemental Indenture.
     Except as provided herein, each and every term and condition contained in this Twelfth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the 5.40% Senior Notes or the 3.50% Senior Notes, as applicable, and not to any other series of Bonds established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Twelfth Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.
     SECTION 402 Effective Date of Twelfth Supplemental Indenture.
     This Twelfth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.
     SECTION 403 Counterparts.
     This Twelfth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer
By:	/s/ Nicholas M. Bijur
	Name:	Nicholas M. Bijur
	Title:	Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ Teresa Petta
	Name:	Teresa Petta
	Title:	Vice President

Signature page to Twelfth Supplemental Indenture

EXHIBIT A
FORM OF ADDITIONAL BONDS ISSUED AS PART OF THE
5.40% SENIOR NOTES DUE JANUARY 15, 2040
     THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     UNLESS THIS SENIOR NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT :	ORIGINAL ISSUE DATE:	INTEREST RATE: 5.40% per annum
$250,000,000	November 18, 2009

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A:
January 15, 2040	January 15 and July 15, commencing on January 15, 2011	☑ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER:
Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY
5.40% SENIOR NOTES DUE JANUARY 15, 2040
(Fixed Rate)

No. R-3 CUSIP No: 694308 GS0	Principal Amount: $250,000,000
     PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 5.40% Senior Note Due January 15, 2040 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing January 15, 2011 at the rate of 5.40% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 5.40% Senior Note Due January 15, 2040 (this “Senior Note,” and together with all other 5.40% Senior Notes Due January 15, 2040 (the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.
     Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 18, 2009 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.
     Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed.
     Dated: November 18, 2010

PACIFIC GAS AND ELECTRIC COMPANY
By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This Senior Note is one of the Bonds of the series designated as Bonds of the Twenty-Ninth Series referred to in the within-mentioned Indenture.
     Dated: November 18, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee
By:
Authorized Signatory

Reverse of Senior Note
     This 5.40% Senior Note Due January 15, 2040 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as heretofore supplemented and as further supplemented by an Eighth Supplemental Indenture, dated as of November 18, 2009 and a Twelfth Supplemental Indenture, dated as of November 18, 2010 (as so supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the twenty-ninth series designated as the 5.40% Senior Note due January 15, 2040 established by the Company under the Indenture and initially issued in an aggregate principal amount of $550,000,000 on November 18, 2009. As a result of the further issuance of $250,000,000 aggregate principal amount of Bonds of the twenty-ninth series on November 18, 2010, the issued amount of Bonds of such series now totals $800,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.
     Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, prior to Maturity, at a Redemption Price equal to the greater of:
     (a) 100% of the principal amount of the Senior Notes to be redeemed; or
     (b) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date.
     Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption

Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.
     In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.
     As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.
     If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.
     As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
     Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.
     As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.
     All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM
To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date: ___________

Your signature: ________________________ (Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.: __________________

SIGNATURE GUARANTEE:

___________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT B
FORM OF ADDITIONAL BONDS ISSUED AS PART OF THE
3.50% SENIOR NOTES DUE OCTOBER 1, 2020
     THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
     UNLESS THIS SENIOR NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SENIOR NOTE CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $250,000,000	ORIGINAL ISSUE DATE: September 15, 2010	INTEREST RATE: 3.50% per annum

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A:
October 1, 2020	April 1 and October 1, commencing on April 1, 2011	☑ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER:
Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY
3.50% SENIOR NOTES DUE OCTOBER 1, 2020
(Fixed Rate)

No. R-3	Principal Amount: $250,000,000
CUSIP No: 694308 GT8
     PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.50% Senior Note Due October 1, 2020 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing April 1, 2011 at the rate of 3.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.50% Senior Note Due October 1, 2020 (this “Senior Note,” and together with all other 3.50% Senior Notes Due October 1, 2020 (the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month next preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.
     Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from September 15, 2010 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.
     Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.
     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, the Company has caused this instrument to be duly executed.
     Dated: November 18, 2010

PACIFIC GAS AND ELECTRIC COMPANY
By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This Senior Note is one of the Bonds of the series designated as Bonds of the Thirtieth Series referred to in the within-mentioned Indenture.
     Dated: November 18, 2010

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., As Trustee
By:
Authorized Signatory

Reverse of Senior Note
     This 3.50% Senior Note Due October 1, 2020 is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as heretofore supplemented and as further supplemented by a Tenth Supplemental Indenture, dated September 15, 2010 and a Twelfth Supplemental Indenture, dated as of November 18, 2010 (as so supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the thirtieth series designated as the 3.50% Senior Note due October 1, 2020 established by the Company under the Indenture and initially issued in an aggregate principal amount of $550,000,000 on September 15, 2010. As a result of the further issuance of $250,000,000 aggregate principal amount of Bonds of the thirtieth series on November 18, 2010, the issued amount of Bonds of such series now totals $800,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.
     Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to July 1, 2020 at a Redemption Price equal to the greater of:
     (i) 100% of the principal amount of the Senior Notes to be redeemed; or
     (ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 15 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after July 1, 2020, at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.
     Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the

Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.
     In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.
     As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.
     If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the

Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.
     As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.
     Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
     This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.
     As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.
     All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM
To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date: _______________

Your signature: ________________________
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.: ________________________

SIGNATURE GUARANTEE:

___________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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